                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                  M-WAVE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                  M-WAVE INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                  M-WAVE LOGO

                                  M-WAVE, INC.
                              216 Evergreen Street
                          Bensenville, Illinois 60106

To Our Stockholders:

     You are invited to attend the Annual Meeting of Stockholders of M-Wave, Inc. to be held at the offices of Sonnenschein Nath & Rosenthal, Sears Tower, 233 S. Wacker, 78th floor, Chicago, Illinois, on Wednesday, June 19, 2002 at 10:00 a.m. local time. We are pleased to enclose the notice of our annual stockholders meeting, together with a Proxy Statement, a Proxy and an envelope for returning the Proxy.

     Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you plan to attend the meeting, please so indicate by marking the box on the Proxy. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

     If you have any questions or need assistance in how to vote your shares, please call Investor Relations at (630) 860-9542. Your time and attention to this letter and the accompanying Proxy Statement and Proxy is appreciated.

                                          Sincerely,

                                          /s/ JOSEPH A. TUREK
                                          Joseph A. Turek
                                          Chairman and Chief Executive Officer

May 14, 2002

                                 [M-WAVE LOGO]

                                  M-WAVE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of M-Wave, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 19, 2002 at 10:00 a.m. local time, at the offices of Sonnenschein Nath & Rosenthal, Sears Tower, 233 S. Wacker, 78th Floor, Chicago, Illinois, for the following purposes:

     1. To elect one Class I Director for a term expiring in 2005;

     2. To ratify the appointment of Grant Thornton LLP as auditors of the Company for the 2002 calendar year; and

     3. To transact such other business that is properly brought before the meeting.

     Only holders of Common Stock of record on the books of the Company at the close of business on May 10, 2002, will be entitled to vote at the Annual Meeting.

     The Board of Directors' nominee for Director is set forth in the accompanying Proxy Statement.

     Your vote is important. All stockholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, please mark, date and sign your Proxy and return it promptly in the enclosed envelope. If you plan to attend the Annual Meeting, please so indicate by marking the box on the Proxy. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a Proxy.

                                   By Order of the Board of Directors

                                   /s/ PAUL H. SCHMITT
                                   Paul H. Schmitt
                                   Secretary

Chicago, Illinois
May 14, 2002

                THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
              REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  M-WAVE, INC.
                              216 Evergreen Street
                          Bensenville, Illinois 60106

                                PROXY STATEMENT

     The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on Wednesday, June 19, 2002, or at any adjournment thereof. The Proxy Statement and the form of Proxy are being mailed to stockholders commencing on or about May 14, 2002.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

REVOCABILITY OF PROXIES

     Any stockholder who executes and returns a Proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

RECORD DATE

     Stockholders of record at the close of business on May 10, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 4,456,294 shares of Common Stock, $.01 par value of the Company (the "Common Stock"), were issued and outstanding.

VOTING AND SOLICITATION

     Holders of Common Stock of record as of the close of business on the Record Date are entitled to one vote per share of Common Stock. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

     A plurality of the votes cast at the Annual Meeting is required to elect directors. The affirmative vote of the holders of a majority of the shares of Common Stock present (either in person or by proxy) and entitled to vote at the Annual Meeting is required to ratify the selection of Grant Thorton LLP as the Company's independent auditors for 2002. In accordance with Delaware law and the Company's Certificate of Incorporation and Bylaws, (1) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR" or "WITHHELD" are counted to determine the total number of votes cast, and broker non-votes are not counted, and (2) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST", or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telecopier.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2003 must be received by the Company no later than April 1, 2003 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 30, 2002 by (1) each person known to the Company to beneficially own 5% or more of the Company's Common Stock, (2) each of the Directors and executive officers of the Company, and (3) all executive officers and directors of the Company as a group. The number of shares of Common Stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person's "beneficial ownership" of the Company's Common Stock has been determined in accordance with the rules of the Securities and Exchange Commission (the "Commission").

                                                    NUMBER OF SHARES     PERCENTAGE OF SHARES
           NAME OF BENEFICIAL HOLDER               BENEFICIALLY OWNED     BENEFICIALLY OWNED
           -------------------------               ------------------    --------------------
Joseph A. Turek(1).............................        1,524,000                32.6%
Zachary Prensky(2).............................          243,000                  5.2
Gary L. Castagna...............................               --                    *
Richard Golden(3)..............................            2,500                    *
Dan Gosselin(4)................................           10,000                    *
Lavern D. Kramer(5)............................           20,000                    *
Don Lepore.....................................               --                    *
Gregory E. Meyer(6)............................          118,000                  2.5
Paul Schmitt(7)................................           26,000                    *
All Directors and executive officers as a group
  (7 persons)(8)...............................        1,700,500                36.4%

---------------

 *  Less than 1%.

(1) Includes 150,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(2) Based on a Schedule 13D/A filed on February 7, 2002, represents a group with Zachary Pensky having sole voting and investment power with respect to 174,000 shares.

(3) Includes 2,500 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(4) Includes 10,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(5) Includes 20,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(6) Includes 3,000 shares owned by Mr. Meyer's wife. Mr. Meyer disclaims beneficial ownership of all shares owned by his wife. Also includes 5,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(7) Includes 26,000 shares of Common Stock which may be acquired upon the exercise of immediately exercisable options.

(8) Includes 213,500 shares which may be acquired by directors and executive officers of the Company upon the exercise of immediately exercisable options. See footnotes 1, 3, 4, 5, 6 and 7.

     The addresses of the persons shown in the table above who are beneficial owners of more than 5% of the Company's Common Stock are: Mr. Turek, c/o M-Wave, Inc., 216 Evergreen Street, Bensenville, Illinois 60106; and Zachary Prensky, 382 Central Park West, Apt. 5-R, New York, New York 10025.

     The foregoing table excludes warrants held by First Chicago Equity Corporation to purchase up to 1,563,928 shares of Common Stock with an exercise price of $.50 per share (increasing by $.025 per share each anniversary of December 18, 1998). These warrants are exercisable only if the Company engages in an extraordinary transaction (e.g., a merger, consolidation, combination or dissolution) within five years of December 18, 1998. See "Certain Transactions."

                              SECTION 16 REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% during or with respect to the year ended December 31, 2001 were met.

1. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of one Class I Director (Gregory E. Meyer), two Class II Directors (Joseph A. Turek and Don Lepore) and two Class III Directors (Lavern D. Kramer and Gary L. Castagna).

     The Board of Directors has nominated a Gary E. Meyer to stand for reelection as a Class I Director for a term ending upon the election of directors at the 2005 annual meeting of stockholders.

     The Class II Directors are not up for election this year and have a term ending upon the election of directors at the 2003 annual meeting of stockholders. The Class III Directors are not up for election this year and have a term ending upon the election of directors at the 2004 annual meeting of stockholders. At the Annual Meeting, the shares of Common Stock represented by Proxies in the form accompanying this Proxy Statement, unless otherwise specified, will be voted to reelect the nominee for Class I Director. The nominee has agreed to serve if elected. However, if the nominee becomes unable or unwilling to serve if elected, the Proxies will be voted for the election of the person, if any, recommended by the Board of Directors or, in the alternative, for holding a vacancy to be filled by the Board of Directors. The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH STOCKHOLDER VOTE "FOR" ITS NOMINEE.

NOMINEE FOR ELECTION AT THE ANNUAL MEETING

Class I Director

     GREGORY E. MEYER, 52, has been a director since December 2000. Mr. Meyer held various positions at Chemdal Corporation, a subsidiary of Amcol International Corporation, from 1986 to 2000, the most recent of which was Executive Vice President of Chemdal International.

DIRECTORS CONTINUING IN OFFICE UNTIL 2003 ANNUAL MEETING

CLASS II DIRECTORS

     JOSEPH A. TUREK, 45, is the founder of the Company and has served as Chairman of the Board and Chief Executive Officer since June 1993 and as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. He received a B.S.E.E. degree from the University of Notre Dame and a M.B.A. degree from Northwestern University.

     DON LEPORE, 65, has been a director since January 2001. Mr. Lepore held various positions at Litton Industries from 1959 to 2000, the most recent of which was Senior Vice President. Mr. Lepore serves on the board of directors of Airpax, a private company whose principal products are circuit breakers and thermal sensors.

DIRECTORS CONTINUING IN OFFICE UNTIL 2004 ANNUAL MEETING

CLASS III DIRECTORS

     LAVERN D. KRAMER, 65, has been a director of the Company since April 1992. Mr. Kramer was the President of Kester Solder, a division of Litton Industries, from 1970 to 2000. He is a member of the Board of Directors of the Lead Industries Association.

     GARY L. CASTAGNA, 40, has been a director of the Company since January 2001. Mr. Castagna has been the Senior Vice President of Amcol International Corporation, a company which is engaged in the materials and environmental industries, since February 2001. Mr. Castagna was a consultant to Amcol from June 2000 to February 2001 and Vice President of Chemical International Corporation, a former subsidiary of Amcol, from August 1997 to May 2000.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held four meetings during 2001. The Board of Directors also has an Audit Committee and a Compensation Committee. The Audit Committee held four meetings and the Compensation Committee held two meeting during 2001. The Committees received their authority and assignments from the Board of Directors and report to the Board of Directors. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a member of the Board.

     Messrs. Kramer, Meyer and Castagna are members of the Audit Committee. The Audit Committee recommends the engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors. The Committee also reviews and evaluates the Company's accounting principles and its system of internal accounting controls. A more detailed description of the function of the Audit Committee may be found in the Audit Committee Charter, included as Appendix A to this proxy statement. Please see the Audit Committee Report at page 12 below.

     Messrs. Kramer, Meyer and Lepore are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies, and has authority to administer the Plan.

                           COMPENSATION OF DIRECTORS

     The Company pays non-employee directors an annual retainer of $5,000 plus $500 per meeting. The Company also reimburses non-employee directors for their reasonable expenses incurred in connection with attending Board meetings.

                        EXECUTIVE OFFICERS' COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation paid by the Company to the Company's Chief Executive Officer and its most highly compensated officers during 2001. No other executive officer of the Company had a total annual salary and bonus for 2001 which exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                               --------------------------------------------    -----------------------------------
                                                                                        AWARDS             PAYOUTS
                                                                               ------------------------    -------
                                                                               RESTRICTED    SECURITIES
                                                               OTHER ANNUAL      STOCK       UNDERLYING     LTIP
                                                               COMPENSATION     AWARD(S)      OPTIONS/     PAYOUTS
NAME AND PRINCIPAL POSITION    YEAR     SALARY      BONUS         ($)(1)          ($)         SARS (#)       ($)
---------------------------    ----     ------      -----      ------------    ----------    ----------    -------
Joseph A. Turek...........     2001    $160,000    $ 54,400        none           none           none       none
(Chairman and CEO)             2000    $150,000    $150,000        none           none           none       none
                               1999    $148,188        none        none           none           none       none
Paul H. Schmitt...........     2001    $135,000    $ 45,900        none           none         40,000(4)    none
                               2000    $123,138    $ 98,143        none           none           none       none
                               1999    $115,545        none        none           none           none       none
Dan Gosselin(2)...........     2001    $135,000    $ 45,900        none           none         60,000(4)    none
Richard Golden(3).........     2001    $114,500    $ 38,958        none           none         10,000(4)    none

---------------
(1) Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus.

(2) Dan Gosselin was appointed Vice President, Poly Circuits on January 29,
    2001.

(3) Richard Golden was appointed Director of Operations, Poly Circuits on January 29, 2001.

(4) Options were awarded on January 29, 2001 at an exercise price equal to the fair market value of the common stock on the date of grant ($7.4375) in accordance with the executives' employment agreements.

     The Company entered into employment agreements, effective as of January 29, 2001, with Mr. Joseph A. Turek (Chairman and Chief Executive Officer), Mr. Dan Gosselin (Vice President, Poly Circuits), Mr. Richard Golden (Director of Operations, Poly Circuits) and Mr. Paul Schmitt (Chief Financial Officer). See "Employment Agreements" below.

                     AGGREGATE OPTION EXERCISES IN 2001 AND
                          2001 YEAR-END OPTION VALUES

OPTION GRANTS IN 2001

     This table shows all options to purchase the Company's Common Stock granted in 2001 to the Company's Chief Executive Officer and each of its other most highly compensated executive officers.

                             OPTION GRANTS IN 2001

                                                                                               POTENTIAL REALIZABLE
                                                   PERCENT OF                                    VALUE OF ASSUMED
                                 NUMBER OF           TOTAL                                    ANNUAL RATES OF STOCK
                                   SHARES           OPTIONS       EXERCISE                    PRICE APPRECIATION FOR
                                 UNDERLYING        GRANTED TO      OR BASE                        OPTION TERM(1)
                                  OPTIONS          EMPLOYEES        PRICE       EXPIRATION    ----------------------
          NAME                   GRANTED(#)         IN 2001        ($/SH)          DATE         5%($)       10%($)
          ----                   ----------        ----------     --------      ----------      -----       ------
Joseph A. Turek..........               --              --             --              --           --           --
Paul Schmitt.............         40,000(2)           17.0         7.4375       1/29/2011     $ 82,200     $181,600
Dan Gosselin.............         60,000(2)           25.5         7.4375       1/29/2011     $123,300     $272,400
Richard Golden...........         10,000(3)            4.3         7.4375       1/29/2011     $ 16,000     $ 34,400

---------------

(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date, net of the applicable option exercise price. This table does not take into account any appreciation in the price of the common stock to date. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock and the date on which the options are exercised.

(2) Options vest 40% on the second anniversary of the grant and 20% each anniversary thereafter.

(3) Options vest 25% each anniversary of the grant.

     The following table sets forth certain information with respect to the unexercised options to purchase the Company's Common Stock held by the named executive officers at December 31, 2001. Except as set forth below, none of the named executive officers exercised any stock options during the fiscal year ended December 31, 2001.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                   NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                                                      OPTIONS/SARS AT              IN-THE-MONEY OPTIONS/SARS
                                                                         FY-END (#)                     AT FY-END ($)(2)
                         SHARES ACQUIRED         VALUE         ------------------------------    ------------------------------
NAME                     ON EXERCISE (#)    REALIZED ($)(1)    EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----                     ---------------    ---------------    -----------      -------------    -----------      -------------
Joseph A. Turek......          --                 --             150,000               --                0             --
Paul Schmitt.........          --                 --              26,000           40,000          $87,490              0
Dan Gosselin.........          --                 --                  --           60,000               --              0
Richard Golden.......          --                 --               2,500            7,500                0              0

---------------
(1) Calculated by taking the market price on the date of exercise, less the exercise price, multiplied by the number of options exercised.

(2) Based on the fair market value of the Common Stock on December 31, 2001 ($4.99 per share) less the option exercise price.

EMPLOYMENT AGREEMENTS

     Each of Joseph A. Turek (Chairman of the Board and President), Richard Golden (Director of Operations, Poly Circuits) and Paul Schmitt (Chief Financial Officer) entered into an employment agreement with the Company, effective as of January 29, 2001, which provides for his continued employment in his present capacity through January 29, 2003.

     The executives are entitled to the following annual salaries under the employment agreements: Mr. Turek, $160,000; Mr. Gosselin, $135,000; Mr. Schmitt, $135,000 and Mr. Golden, $125,000. Mr. Golden received a signing bonus of $10,000. Each of the executives is also entitled to an annual bonus of up to 60% of his base salary if the Company achieves threshold performance goals established by the Compensation Committee.

     Under the terms of the employment agreements, if the executive is terminated without cause or resigns with good reason, he is entitled to receive his annual salary for six months; provided, however, that if such termination occurs on or after a sale of all of the stock of the Company or a sale of all or substantially all of the Company's assets, the executive is entitled to receive on the date of such termination a lump sum payment equal to two times his annual salary instead of the six month salary referenced above.

     In connection with the employment agreements, the Company granted options to purchase the following number of shares of common stock with an exercise price equal to $7.4375 per share: Mr. Gosselin, 60,000 shares; Mr. Schmitt, 40,000 shares; and Mr. Golden, 10,000 shares. Except for Mr. Golden, these options vest 40% on the second anniversary of the grant and 20% each anniversary thereafter. Mr. Golden's options vest 25% each anniversary of the grant.

BONUS PLAN

     Although there is no formal written plan, it is the Company's practice to grant discretionary cash bonuses to the Company's employees on an annual basis. The Compensation Committee has the discretion to award performance bonuses. An aggregate of approximately $167,000 in bonuses was awarded to the Company's employees in 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee during 2001 was comprised of non-employee Directors of the Company, Mr. Kramer, Don LePore and Mr. Meyer. For a description of transactions between the Company and entities affiliated with such members, see "Certain Transactions."

     No executive officer of the Company served on the Compensation Committee of another entity or on any other Committee of the Board of Directors of another entity performing similar functions during 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

Executive Compensation Policies.

     The Compensation Committee bases its review and recommendations regarding the Company's executive compensation with the goal of attaining the following objectives: (1) to attract, motivate and retain the highest quality executives,
(2) to align both the short-term and the long-term interest of executives with those of the Company's stockholders, and (3) to encourage executives to achieve their assigned tactical and strategic business objectives as well as overall corporate financial results. During 2001, the executive compensation program was generally comprised of base salary and, variable bonus awards based on current corporate and individual performance.

     The Committee believes that this compensation program best serves the interests of stockholders by ensuring that the executives are compensated in a manner which provides incentives based upon both the short-term and long-term performance of the Company. The compensation for the executives involves a significant proportion of pay which is at risk: the variable annual bonus and stock options (which directly relate a portion of their long-term remuneration to stock price appreciation realized by the Company's stockholders).

     As described above under "Employment Agreements", the Company has an employment agreement with Mr. Turek for the period from January 29, 2001 through January 29, 2003. Under Mr. Turek's employment agreement, Mr. Turek's compensation during the term consists of a base salary and a variable annual bonus. The Committee believes that this compensation arrangement best serves the interests of stockholders by ensuring that Mr. Turek is compensated in a manner which provides incentives based upon both the short-term and long-term performance of the Company.

     The discussion below regarding Mr. Turek pertains to his compensation during 2001.

Base Salary.

     Mr. Turek's base salary of $160,000 for 2001 was based on his prior employment agreement with the Company. The salary of the other executive officers of the Company during 2001 was based upon their employment agreements with the Company.

Bonus.

     Mr. Turek was awarded a bonus of $54,400 due to the Company's financial performance during 2001. The Compensation Committee also reviews and approves bonus compensation for Company employees on an annual basis as described above. During 2001, bonuses were paid to Executives, managers and hourly employees due to the Company's financial performance.

Stock Options.

     The Company's long-term incentives are in the form of stock option awards. The objective of these awards is to advance the longer-term interests of the Company and its stockholders and complement incentives tied to annual performance. These awards provide rewards to executives upon the creation of incremental stockholder value and the attainment of long term earnings goals. Stock options only produce value to executives if the price of the Company's stock appreciates, thereby directly linking the interest of executives with those of stockholders. Certain executives were granted stock options in connection with their employment agreements. See "Employment Agreements."

Compliance With Internal Revenue Code Section 162(m).

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer or four other most-highly compensated executive officers named in the proxy statement. The Compensation Committee has reviewed the possible effect on the Company of Section 162(m), and it does not believe that such section will be applicable to the Company in the foreseeable future, but will review compensation practices as circumstances warrant. To this effect, the Plan makes it possible for the Company to satisfy the conditions for an exemption from Section 162(m)'s deduction limit. However, other characteristics of a grant effect whether or not compensation received from a stock option is counted in determining whether an executive officer has received compensation in excess of $1 million.

                                          COMPENSATION COMMITTEE

                                          Lavern D. Kramer
                                          Gregory E. Meyer
                                          Don Lepore

                             AUDIT COMMITTEE REPORT

     The Audit Committee's primary function is to assist the Board of Directors in monitoring the integrity of the Company's financial statements, systems of internal control and the audit process. The Committee is currently composed of three of our outside directors. The Board of Directors and the Committee believe that the Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. that governs audit committee composition, including the requirements that:

     - all audit committee members are "independent directors" as that term is defined by NASD Rule 4200(a)(14);

     - all audit committee members are able to read and understand fundamental financial statements; and

     - at least one audit committee member is financially sophisticated.

     The Committee operates under a written Charter adopted by the Board of Directors that reflects standards contained in the NASD rules. The Audit Committee reviews this Charter annually. A complete copy of the current Charter is attached to this Proxy Statement as Appendix A.

     The Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements as of and for the year ended December 31, 2001.

     In general, Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, requires the independent auditors to provide the Committee with additional information regarding the scope and results of the audit, including:

     - the independent auditor's responsibilities under general accepted auditing standards;

     - the independent auditors' judgments about the quality of the Company's accounting principles;

     - the adoption of, or a change in accounting policies;

     - sensitive accounting estimates;

     - accounting for significant unusual transactions and for controversial or emerging areas;

     - significant audit adjustments;

     - unadjusted audit differences considered to be immaterial;

     - other information in documents containing audited financial statements;

     - total fees for management consulting services and types of services rendered;

     - disagreements with management on financial accounting and reporting matters;

     - major issues discussed with management prior to retention;

     - consultation with other accountants;

     - difficulties encountered in performing the audit; and

     - material errors, fraud and illegal acts.

     The Committee has discussed with the independent auditors the matters required to be discussed by this Statement.

     In general, Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, requires the independent auditors to communicate, at least annually, with the Committee regarding all relationships between the independent auditors and the Company that, in the professional judgment of the independent auditors, may reasonably be thought to bear on their independence. The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by this Standard, and the Committee has discussed with the independent auditors the independent auditors' independence. When considering the auditors' independence, the Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Committee also reviewed, among other things, the amount of fees paid to the auditors for audit and non-audit services in 2001. Information about the auditors' fees for 2001 is listed below in this proxy statement under Independent Auditors. Based on these discussion and considerations, the Committee is satisfied as to the auditors' independence.

     Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. We have also recommended to the Board of Directors that Grant Thornton LLP be selected as the Company's independent auditors for the fiscal year ending December 31, 2002.

                                          AUDIT COMMITTEE
                                          Lavern D. Kramer
                                          Gregory E. Meyer
                                          Gary L. Castagna

PERFORMANCE INFORMATION

     The following graph compares the performance of the Company with the performance of the NASDAQ Composite Index and the average performance of a group consisting of the Company's peer corporations which are industry competitors for the period from December 31, 1996, to December 31, 2001. The corporations making up the peer companies group are Circuit Systems Inc., Hadco Corp., Merix Corp., Parlex Corp., and Sheldahl Co. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at December 31, 1996 and that all dividends, if any, were reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
            AMONG M-WAVE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                                AND A PEER GROUP

[PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------------------
                                              12/96        12/97        12/98        12/99        12/00        12/01
------------------------------------------------------------------------------------------------------------------------
 M-Wave, Inc.                                 100.00       140.00        75.00       140.00       640.00       399.20
 Peer Group                                   100.00        95.27        48.33        71.29        61.55        71.76
 Nasdaq Stock Market (U.S.)                   100.00       122.48       172.68       320.89       193.01       153.15

---------------
* $100 Invested on 12/31/96 in Stock or Index -- Including Reinvestment of Dividends. Fiscal Year Ending December 31.

                              CERTAIN TRANSACTIONS

     On December 18, 1998, the Company repurchased 781,964 shares of Common Stock owned by First Chicago Equity Corporation ("FCEC") and its affiliates. The aggregate consideration paid by the Company consisted of $781,964 plus warrants to purchase up to 1,563,928 shares of the Common Stock with an exercise price of $.50 per share (increasing by $.025 per share each anniversary of the issue date of the warrants). The warrants are exercisable only if the Company engages in an extraordinary transaction (e.g., a merger, consolidation, combination or dissolution) within five years of the issue date of the warrants.

     A special committee of the Board of Directors of the Company determined that the repurchase of the shares of the Common Stock owned by FCEC and its affiliates is in the best interests of the Company's stockholders.

     In connection with the repurchase, (1) Eric C. Larson and Timothy A. Dugan, two directors of the Company designated by FCEC, resigned from the Board of Directors and (2) FCEC withdrew its notice to nominate two additional directors at the Company's next annual meeting of stockholders.

2. INDEPENDENT AUDITORS

     The Board of Directors recommends that stockholders ratify the appointment of Grant Thornton LLP by voting "FOR" ratification of Grant Thornton LLP as the Company's auditors for 2002. In the event such selection is not ratified, the Board of Directors will reconsider its selection.

     Grant Thornton LLP has audited the Company's financial statements since 1998. Representatives of Grant Thornton LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

AGGREGATE FEE FOR 2001

     This table shows the aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by Grant Thornton LLP.

 --    Audit Fees:...................................    $ 76,647(a)
 --    Income tax preparation........................    $ 21,875(b)
 --    All Other Fees:...............................    $ 10,732(c)

(a) All of these fees are for the audit of our financial statements for 2001, and for quarterly reviews.

(b) All of these fees relate to Federal and State income tax reviews and filings.

(c) These fees are for auditing the benefit plan.

     The Audit Committee has considered whether the provision of non-audit services by Grant Thornton is compatible with maintaining auditor independence.

3. OTHER MATTERS

     The Board of Directors of the Company is not aware that any matter other than those listed in the Notice of Meeting is to be presented for action at the Annual Meeting. If any of the Board's nominees is unavailable for election as a Director or any other matter should properly come before the meeting, it is intended that votes will be cast pursuant to the Proxy in respect thereto in accordance with the best judgment of the person or persons acting as proxies.

May 14, 2002

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                  M-WAVE, INC.

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of M-Wave, Inc. and its subsidiaries (the "Company") shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate to the Board of Directors independent auditors to audit the Company's financial statements and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

     MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, meeting the following criteria:

     1. Each member will be an independent director, as defined in NASDAQ Rule 4200;

     2. Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ Audit Committee requirements; and

     3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding the foregoing, one director who is not an independent director may serve on the Audit Committee if the required determination and other requirements of NASD Rule 4310(c)(26)(B) are complied with.

     RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

      1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

      2. Reviewing the independent auditors' proposed audit scope and approach;

      3. Reviewing and managing the external audit and the Company's relationship with its external auditors by (i) selecting, and evaluating the performance of the independent auditors; (ii) reviewing the independent auditors' fee arrangements, proposed audit scope and approach; (iii) obtaining a formal written statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the board, and to the extent there are relationships, monitoring and investigating them; (iv) reviewing the independent auditors' peer review conducted every three years; and (v) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

      4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

      5. Reviewing and recommending to the Board of Directors for inclusion in the Company's annual report on Form 10-K, the audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations;

      6. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

      7. Reviewing the unaudited quarterly operating results in the Company's quarterly earnings release;

      8. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor's services and audit committee members and activities;

      9. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

     10. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

     11. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

     12. Reviewing the Company's compliance with employee benefit plans;

     13. Overseeing and reviewing the Company's policies regarding information technology and management information systems;

     14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

     15. Reviewing related party transactions for potential conflicts of interest;

     16. Reviewing its own structure, processes and membership requirements;

     17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e)(3) of
         Schedule 14A; and

     18. Performing other oversight functions as requested by the full Board of Directors. In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

     The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Chief Executive Officer, Chief Financial Officer, and the independent auditors shall be invited to attend all meetings. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     The Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee's charter.

PROXY

                                                            M-WAVE, INC.
                                            ANNUAL MEETING OF STOCKHOLDERS, JUNE 19, 2002
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby (i) appoints Joseph A. Turek and Paul H. Schmitt and each of them as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of M-Wave, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the offices of Sonnenschein Nath & Rosenthal,
Sears Tower, 233 S. Wacker Drive, 78th Floor, Chicago, Illinois, on Wednesday, June 19, 2002, at 10:00 a.m. local time, and at any adjournments hereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given below, said shares will be voted "For" the election of the Director nominated by the Board of Directors and "For" the proposal to ratify the appointment of Grant Thornton LLP as the company's independent auditors.

                                     PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                    USING THE ENCLOSED ENVELOPE.

                                            (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

------------------------------------------------------------------------------------------------------------------------------------

1.  Election of Directors            FOR   WITHHOLD       2.  Ratify appointment of independent auditors  FOR    AGAINST   ABSTAIN
    Nominee: Gregory E. Meyer
                                     [ ]      [ ]                                                         [ ]      [ ]       [ ]
                                                          3.  In their discretion to act on any other
                                                              matters which may properly come before      FOR    AGAINST   ABSTAIN
                                                              the Annual Meeting.
                                                                                                          [ ]      [ ]       [ ]

                                                          The Board of Directors recommends you vote
                                                          FOR the above proposals


                                                          Dated:   ___________________________, 2002


                                                          Signatures(s)___________________________________________________


                                                          ________________________________________________________________

                                                          Your signature to this Proxy form should be exactly
                                                          the same as the name imprinted herein. Persons
                                                          signing as executors, administrators, trustees or in
                                                          similar capacities should so indicate. For joint
                                                          accounts, the name of each joint owner must be
                                                          signed.

------------------------------------------------------------------------------------------------------------------------------------
                                             - FOLD AND DETACH HERE -

                                              YOUR VOTE IS IMPORTANT!

               PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE